UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                GURU HEALTH INC.
             (Exact name of registrant as specified in its charter)

           Nevada                                                27-1833279
  (State or jurisdiction of                                   (I.R.S. Employer
incorporation or organization)                               Identification No.)

#10 - 1019 17th Avenue SW, Calgary, Alberta, Canada               T2T 0A7
    (Address of principal executive offices)                     (Zip Code)

        Securities to be registered pursuant to Section 12(b) of the Act:

    Title of each class                      Name of each exchange on which
    to be so registered                      each class is to be registered
    -------------------                      ------------------------------

       Not Applicable                                 Not Applicable

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box [X]

Securities Act registration statement file number to which this form relates:
(if applicable) 333-168037

        Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $0.001 par value
                                (Title of Class)

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

The description of the registrant's securities contained in the Registrant's Registration Statement on Form S-1 as amended, filed with the commission under File No. 333-168037 incorporated by reference into this registration statement.

ITEM 2. EXHIBITS.

The following exhibits are filed as a part of this registration statement:

     Exhibit
     Number                       Description
     ------                       -----------

     3.1             Articles of Incorporation (1)

     3.2             Bylaws (1)

     4.1             Sample Stock Certificate (1)

----------
(1) Included as exhibits to our Registration Statement on Form S-1 filed with the SEC on July 9, 2010.

                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

GURU HEALTH INC.

Date: October 13, 2011


/s/ Vanessa Gillis
---------------------------------
Vanessa Gillis
President and Director

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